UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

LS Theta Fund
Investor Class – LQTVX
Institutional Class – LQTIX

ANNUAL REPORT
December 31, 2015

LS Theta Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder letter	1
Fund Performance	4
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the LS Theta Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.liquidstrategiesllc.com

Letter to Shareholders

The LS Theta Fund (“the Fund”) finished the fiscal year with a positive return of 2.78% for the Institutional Class  compared to a return of  0.43% for the CBOE S&P 500 One-Week PutWrite Index.

In the investing world, 2015 will likely be remembered by many as the year when little worked as many strategies and managers struggled to successfully navigate the numerous volatility spikes and recoveries.  During the course of the year, there were 5 weeks where the S&P 500 Index fell by more than 2.5% with an average loss in those weeks of -3.83%, and another 5 weeks where the index gained more than 2.50% with an average gain of 3.04%.  Furthermore, the S&P 500 dropped over 11% (on an intra-day basis) over the course of 5 days in August leading the CBOE Volatility Index (the “VIX”) to its largest 5-day jump in history.  This volatility spike was followed up by a 13% rally in equities (intra-day basis) from late September to early November.  The bond market experienced similar volatility spikes due to uncertainty around global monetary policy which further added to the headwinds confronting investment managers.  The Fund was able to navigate this difficult year with positive performance results and significantly less volatility than the S&P 500 Index:

	Risk and Return Metrics for Calendar Year 2015
	Total Return	Standard Deviation	Sharpe Ratio
LS Theta Fund – Institutional Class	2.78%	4.13%	0.67
CBOE S&P 500 One-Week PutWrite Index	0.43%	7.88%	0.05
S&P 500 Total Return Index	1.38%	13.67%	0.10

Given the Fund’s focus on selling near-term out-of-the-money put options on equity indices, one of the key factors that impacts the opportunity set for the Fund is baseline volatility, as defined by the average level of the CBOE Volatility Index 1 (“VIX”).  Higher baseline volatility improves the opportunity set for put selling as the put options that the fund is able to sell provide more income potential and have put strikes that are further from the index value, which allows the Fund to better absorb market drawdowns.  The baseline volatility in 2015 improved compared to 2014, rising from 14.18 to 16.67.  While this is an improvement, it is still well below the historical average of close to 20.  This historically low baseline volatility combined with several sharp drawdowns and recoveries in the equity markets made for a challenging opportunity set for the Fund.  However, the Fund’s risk management process allowed the Fund to successfully navigate through a particularly volatile August and 3rd quarter.  The Fund was down only -1.65% in August and generated a positive return of 1.61% for the 3rd quarter, compared to losses of -6.03% for August and -6.44% for the 3rd quarter for the S&P 500 Index, and losses of -1.62% for August and -2.37% for the 3rd quarter for the Wilshire Liquid Alternatives Index.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

While 2015 was a good example of how the Fund could improve a portfolio’s risk and return profile, we are optimistic about the opportunity set that potentially lies ahead for 2016.  We expect this baseline volatility to continue to trend higher in 2016 due to a number of factors:

1.	Increasing frequency and magnitude of geopolitical and economic events that create volatility in equities, interest rates and commodities

2.	Continued uncertainty of the pace and magnitude of FOMC rate hikes in unwinding QE stimulus packages

3.	Equity valuations may need to be adjusted given the risks of slowing global growth and disinflation/deflation

Based on the CBOE SKEW Index which measures the relative expensiveness of downside put options (they become more expensive when demand for the puts outweighs supply), investors seem concerned about future volatility and appear to be buying puts in an attempt to protect their portfolios. In fact, the SKEW Index hit an all-time high in 2015 and continues to be priced well above historic levels.  We believe this will continue to create a favorable opportunity set for the sale of out-of-the-money put options for the Fund.

Liquid Strategies, LLC realized significant growth during calendar year 2015 ending the year with assets under management in excess of $117 Million.  As alternative mutual funds continue to gain popularity and achieve longer track records, we expect both share classes to attract investors who are seeking low correlation and low volatility to traditional benchmarks while still achieving attractive absolute and relative returns compared to the Wilshire Liquid Alts Index.

1 Definitions

Drawdown – The peak to trough decline of an investment/index during a specific period of time.

CBOE S&P 500 One-Week PutWrite Index – The index measures the performance of a hypothetical portfolio that sells a sequence of weekly, at-the-money (the index price is equal to the strike price), S&P 500 index puts and invests cash at one and three-month Treasury Bill rates.

Put Options – Provides the holder the right to sell shares of a stock (or cash settle in the case of an index) at a certain price (strike price) up to a certain date in the future (expiration date).

Put Strike – The price at which a holder of a put option may sell shares of stock or in the case of index options the level that determines the amount of cash a holder may collect at expiration should the settlement value be below the strike price.

S&P 500 TR – The S&P 500 Total Return Index measures the returns of the S&P 500 Index assuming that dividends are reinvested.  The S&P 500 Index is widely-followed measure of the performance of large capitalization stocks.

Wilshire Liquid Alternative IndexSM - The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe.

Trough Date – The date at which the investment/index hit the lowest point during a drawdown.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

Risk Considerations

The views in this letter were as of 12/31/15 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

The Fund invests primarily in put options on indices, exchange traded funds (ETFs) and common stocks. Accordingly it may be subject to equity risk affected by general market conditions and ETF risk. The Fund's positions in options may be subject to greater fluctuations in value than investments in the underlying instrument. The Fund will incur a form of economic leverage through its use of options, which may increase the volatility of the Fund's returns and may increase the risk of loss to the Fund. There can be no guarantee that the strategy of the Fund will be successful.

Liquid Strategies, LLC as Investment Adviser to the Fund may waive these minimums lower for use by institutional investors, such as retirement plans.  The LS Theta Fund is distributed by IMST Distributors, LLC, which is not affiliated with the Adviser.

Six Concourse Parkway   ●  Suite 3300   ●   Atlanta, Georgia 30328
800-970-2725   ●   770-350-8700
www.liquidstrategiesllc.com

LS Theta Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the CBOE S&P 500 One-Week PutWrite Index, and the CBOE S&P 500 PutWrite Index. The Fund has changed its performance benchmark from the CBOE S&P 500 PutWrite Index to the CBOE S&P 500 One-Week PutWrite Index.  The Advisor believes the CBOE S&P 500 One-Week PutWrite Index is a more appropriate broad-based index, and which most closely reflects the primary investment strategy of the Fund.  The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 One-Week PutWrite Index (WPUT) is designed to track the performance of a hypothetical passive investment strategy that collects option premiums from writing an At-the-Money (ATM) SPX Put option on a weekly basis and holds a rolling money market account invested in one-month Treasury bills to cover the liability from the short SPX Put option position.  The CBOE S&P 500 PutWrite Index (PUT) is a benchmark index that measures the performance of a hypothetical portfolio that sells S&P 500® put options against collateralized cash reserves held in a money market account. The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2015	1 Year	Since Inception	Inception Date
LS Theta Fund – Investor Class	2.45%	0.49%	03/31/14
LS Theta Fund – Institutional Class	2.78%	0.73%	03/31/14
CBOE S&P 500 One-Week PutWrite Index (WPUT)	0.43%	0.33%	03/31/14
CBOE S&P 500 PutWrite Index (PUT)	6.40%	5.57%	03/31/14
Wilshire Liquid Alternative IndexSM	3.42%	- *	07/24/14

*	The Wilshire Liquid Alternative Index was created on July 24, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 8LIQUID.

Gross and Net Expense Ratios for the Investor Class shares were 4.32% and 1.50%, respectively, and for the Institutional Class shares were 4.07% and 1.25%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until May 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

LS Theta Fund
FUND PERFORMANCE at December 31, 2015 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 30 days of purchase will be charged a 2.00% redemption fee.

LS Theta Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 100.7%
$2,127,486	UMB Money Market Fiduciary, 0.01%[1]	$2,127,486
	United States Treasury Bill:
3,500,000	0.00%, 2/4/2016[2]	3,499,442
3,400,000	0.00%, 3/31/2016[2]	3,398,623
4,400,000	0.00%, 4/28/2016[2]	4,396,476
1,300,000	0.00%, 6/16/2016	1,297,300
2,000,000	0.00%, 6/23/2016[2]	1,995,630
		16,714,957

	TOTAL INVESTMENTS – 100.7% (Cost $16,717,869)	16,714,957
	Liabilities in Excess of other assets – (0.7)%	(110,874)

	TOTAL NET ASSETS – 100.0%	$16,604,083

[1]	The rate is the annualized seven-day yield at period end.
[2]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

LS Theta Fund
SUMMARY OF INVESTMENTS
As of December 31, 2015

Security Type	Percent of Total Net Assets
Short-Term Investments	100.7%
Total Investments	100.7%
Liabilities in Excess of Other Assets	(0.7%)
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

Assets:
Investments, at value (cost $16,717,869)	$16,714,957
Receivables:
Investment securities sold	176,000
Fund shares sold	5,917
Dividends and interest	15
Due from Advisor	7,108
Prepaid expenses	16,055
Total assets	16,920,052

Liabilities:
Payables:
Cash due to broker	261,429
Shareholder servicing fees (Note 8)	3,236
Distribution fees (Note 7)	119
Auditing fees	17,501
Fund accounting fees	9,232
Transfer agent fees and expenses	7,873
Fund administration fees	6,357
Custody fees	1,896
Chief Compliance Officer fees	1,314
Trustees' fees and expenses	1,128
Accrued other expenses	5,884
Total liabilities	315,969

Net Assets	$16,604,083

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$16,828,231
Accumulated net realized loss on investments, purchased options contracts and written options contracts	(221,236)
Net unrealized depreciation on investments	(2,912)
Net Assets	$16,604,083

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$571,660
Shares of beneficial interest issued and outstanding	11,738
Redemption price	$48.70

Institutional Class Shares:
Net assets applicable to shares outstanding	$16,032,423
Shares of beneficial interest issued and outstanding	327,778
Redemption price	$48.91

See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

Investment Income:
Interest	$7,794
Total investment income	7,794

Expenses:
Advisory fees	105,576
Transfer agent fees and expenses	54,587
Fund accounting fees	52,001
Fund administration fees	49,107
Registration fees	36,000
Auditing fees	18,252
Legal fees	17,001
Chief Compliance Officer fees	13,578
Custody fees	10,411
Offering costs	8,461
Shareholder reporting fees	6,316
Trustees' fees and expenses	6,000
Miscellaneous	5,502
Shareholder servicing fees (Note 8)	3,535
Insurance fees	1,000
Distribution fees (Note 7)	606

Total expenses	387,933
Advisory fees waived	(105,576)
Other expenses absorbed	(149,828)
Net expenses	132,529
Net investment loss	(124,735)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts and Written
Options Contracts:
Net realized gain on:
Purchased options contracts	158,189
Written options contracts	139,494
Net realized gain	297,683
Net change in unrealized appreciation/depreciation on:
Investments	(2,749)
Written options contracts	41,068
Net change in unrealized appreciation/depreciation	38,319
Net realized and unrealized gain on investments, purchased options contracts and written options contracts	336,002

Net Increase in Net Assets from Operations	$211,267

See accompanying Notes to Financial Statements.

LS Theta Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(124,735)	$(91,321)
Net realized gain on investments, purchased options contracts
and written options contracts	297,683	63,682
Net change in unrealized appreciation/depreciation on investments
and written options contracts	38,319	(41,231)
Net increase (decrease) in net assets resulting from operations	211,267	(68,870)

Distributions to Shareholders:
From net realized gain:
Investor Class	(14,368)	(1,837)
Institutional Class	(363,743)	(54,877)
Total distributions to shareholders	(378,111)	(56,714)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	551,500	391,020
Institutional Class	15,463,496	31,048,413
Reinvestment of distributions:
Investor Class	14,368	1,837
Institutional Class	356,413	47,253
Cost of shares redeemed:
Investor Class[1]	(165,043)	(200,420)
Institutional Class[2]	(5,207,798)	(25,404,528)
Net increase in net assets from capital transactions	11,012,936	5,883,575

Total increase in net assets	10,846,092	5,757,991

Net Assets:
Beginning of period	5,757,991	-
End of period	$16,604,083	$5,757,991

Capital Share Transactions:
Shares sold:
Investor Class	22,451 [3]	7,833 [3]
Institutional Class	1,112,433 [3]	620,310 [3]
Shares reinvested:
Investor Class	292 [3]	37 [3]
Institutional Class	7,221 [3]	961 [3]
Shares redeemed:
Investor Class	(30,353)[3]	(4,000)[3]
Institutional Class	(1,362,225)[3]	(507,202)[3]
Net increase (decrease) from capital share transactions	(250,181)	117,939

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0 and $0, respectively.
[2]	Net of redemption fee proceeds of $54 and $280, respectively.
[3]	As described in Note 14, share amounts have been restated in a retroactive basis to reflect a 1-5 reverse stock split effective August 7, 2015.

See accompanying Notes to Financial Statements.

LS Theta Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014[1]
Net asset value, beginning of period	$48.75	$50.00
Income from Investment Operations:
Net investment loss	(0.71)[2]	(0.75)
Net realized and unrealized gain on investments	1.92	- [3]
Total from investment operations	1.21	(0.75)

Less Distributions:
From net realized gain	(1.26)	(0.50)
Total distributions	(1.26)	(0.50)

Redemption fee proceeds[2]	-	-

Net asset value, end of period	$48.70	$48.75

Total return[4]	2.45%	(1.55)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$572	$189

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	3.92%	4.32%[6]
After fees waived and expenses absorbed	1.50%	1.50%[6]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(3.84)%	(4.29)%[6]
After fees waived and expenses absorbed	(1.42)%	(1.47)%[6]

Portfolio turnover rate	-%	-%[5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 14 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

LS Theta Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014[1]
Net asset value, beginning of period	$48.80	$50.00
Income from Investment Operations:
Net investment loss	(0.59)[2]	(0.80)
Net realized and unrealized gain on investments	1.96	0.10
Total from investment operations	1.37	(0.70)

Less Distributions:
From net realized gain	(1.26)	(0.50)
Total distributions	(1.26)	(0.50)

Redemption fee proceeds[2]	- [3]	- [3]

Net asset value, end of period	$48.91	$48.80

Total return[4]	2.78%	(1.45)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,032	$5,569

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	3.67%	4.07%[6]
After fees waived and expenses absorbed	1.25%	1.25%[6]

Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(3.59)%	(4.04)%[6]
After fees waived and expenses absorbed	(1.17)%	(1.22)%[6]

Portfolio turnover rate	-%	-%[5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 14 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

Note 1 – Organization
LS Theta Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek to generate current income with a low correlation to the risks and returns of major market indices. The Fund commenced investment operations on March 31, 2014, with two classes of shares: Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities and options at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

(b) Options
The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options contracts written for the year ended December 31, 2015 were as follows:

	Number of Contracts	Premium Amount
Outstanding at December 31, 2014	27	$19,412
Options written	5,754	2,412,603
Options terminated in closing purchasing transactions	(4,789)	(2,090,466)
Options expired	(992)	(341,549)
Options exercised	-	-
Outstanding at December 31, 2015	-	$-

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,660, which were amortized over a one-year period from March 31, 2014 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period March 31, 2014 (commencement of operations) through December 31, 2014 and the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liquid Strategies, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until May 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2015, the Advisor waived its advisory fees and absorbed other expenses totaling $255,404. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2015, the amount of these potentially recoverable expenses was $464,576.  The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2017	$209,172
2018	255,404

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of Investments	$16,717,869
Gross unrealized appreciation	$-
Gross unrealized depreciation	(2,912)
Net unrealized depreciation on investments	$(2,912)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$617	$124,735	($125,352)

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,043
Undistributed long-term capital gains	-
Tax accumulated earnings	4,043
Accumulated capital and other losses	(225,279)
Net unrealized depreciation on investments	(2,912)
Total accumulated deficit	$(224,148)

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.  As of December 31, 2015, the Fund had $225,279 of Post-October capital losses.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

The tax character of distributions paid during the fiscal year ended December 31, 2015, and fiscal period ended December 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$129,312	$-
Net long term capital gains	248,799	56,714
Total distributions paid	$378,111	56,714

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2015, the Fund received $54 in redemption fees.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of selling put options on exchange traded funds (“ETFs”) and equity indexes.  The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended December 31, 2015.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Money Market	$2,127,486	$-	$-	$2,127,486
U.S. Treasury Bill	-	14,587,471	-	14,587,471
Total Investments	$2,127,486	$14,587,471	$-	$16,714,957

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended December 31, 2015.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2015 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$158,189	$139,494	$297,683
Total	$158,189	$139,494	$297,683

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$-	$41,068	$41,068
Total	$-	$41,068	$41,068

The quarterly average volumes of derivative instruments as of December 31, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Written options contracts	Number of contracts	(14)

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 14 – Reverse Stock Split
The Fund had a 1 for 5 reverse stock split with the ex and payable dates of August 7, 2015, to shareholders of record as of August 6, 2015. This resulted in a decrease in shares outstanding from 27,994 to 5,599, and an increase in net asset value from $10.05 to $50.23 for the Investor Class, and a decrease in shares outstanding from 1,051,178 to 220,652, and an increase in net asset value from $10.08 to $50.39 for the Institutional Class. This transaction did not change the net assets of the Fund or the value of a shareholder’s account.

LS Theta Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2015

Note 15 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of LS Theta Fund

We have audited the accompanying statement of assets and liabilities of the LS Theta Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LS Theta Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania February 29, 2016

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $248,799 or the amounts determined to be necessary, for the year ended December 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 8LIQUID (844-854-7843).  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Chairman, NICSA, an investment management trade association (1993-1996).	77	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	Chairman (2016 - present) and President, (2006-2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President, (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006-2015), Mutual Fund Administration, LLC.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President – Compliance, Morgan Stanley Investment Management (2000-2009).
			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited)  - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liquid Strategies, LLC (the “Investment Advisor”) with respect to the LS Theta Fund series of the Trust (the “Fund”) for a term ending December 31, 2015.  In addition, at an in-person meeting held on December 9-10, 2015, the Board, including the Independent Trustees, unanimously approved the renewal of the Advisory Agreement for a term ending on September 30, 2016.  In each case, in approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Long/Short Equity fund universe (the “Performance Universe”) for the one-year period ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Long/Short Equity fund universe (the “Expense Universe”).  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return of the Fund for the one-year period was below return of the S&P 500 Index by 11.09%, the median return of the Performance Universe by 5.12% and the Performance Peer Group median return by 4.55%.  The Trustees considered the Investment Advisor’s observation that the Fund’s strategy is designed to generate returns by primarily selling equity index put options, that the depressed levels of volatility in the equity market during the period resulted in lower premiums collected and lower overall absolute returns than would be the case in a more volatile market environment, and that the Investment Advisor expects that more normalized levels of volatility would result in the generation of increased put option premiums and increased returns.  The Trustees also noted that the Fund had assumed lower investment risk than its peers generally, as measured by the Fund’s standard deviation, and had managed downside fluctuations well, as measured by the Fund’s Morningstar risk score, compared to the Performance Peer Group and Performance Universe.  The Trustees also noted that the Fund’s performance record was short and that review of the Fund’s performance over a longer period would be more meaningful.

LS Theta Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses paid by the Fund (net of fee waivers) were below the respective Expense Peer Group and Expense Universe medians.  The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is lower than the asset-based fee charged by the Investment Advisor to another client to manage an account using similar strategies as the Fund, which account also pays a performance-based fee.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the Fund’s operating expenses during the year ended April 30, 2015.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than its receipt of investment advisory fees, including research received from broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.  At the September meeting, the Trustees approved the renewal of the Advisory Agreement for a term ending December 31, 2015, and requested additional information regarding the Investment Advisor’s errors and omissions liability insurance and financial condition.   At the December meeting, after reviewing the additional information, the Trustees approved the renewal of the Advisory Agreement for a full one-year term ending September 30, 2016.

LS Theta Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and or/service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/15	12/31/15	7/1/15 – 12/31/15
Investor Class	Actual Performance	$1,000.00	$1,006.00	$7.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.66	7.61
Institutional Class	Actual Performance	1,000.00	1,007.10	6.31
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.91	6.35

*
Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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LS Theta Fund
a series of Investment Managers Series Trust

Investment Advisor
Liquid Strategies, LLC
Six Concourse Parkway, Suite 3300
Atlanta, Georgia 30328

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, CA  91740

Fund Co-Adminstrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
LS Theta Fund - Investor Class	LQTVX	46141P 289
LS Theta Fund - Institutional Class	LQTIX	46141P 271

Privacy Principles of the LS Theta Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the LS Theta Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 8LIQUID (844-854-7843), or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 8LIQUID (844-854-7843), or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 8LIQUID (844-854-7843).  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

LS Theta Fund
 P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (844) 8LIQUID (844-854-7843)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-854-7843.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$14,800	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2016